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                                                                    Exhibit 10.9

                                   AGREEMENT


          THIS AGREEMENT (this "Agreement") is entered into as of July 25,  2001
                                ---------
between AMERICAN BIOSCIENCE, INC., a California corporation ("ABI"), and AMERICAN PHARMACEUTICAL PARTNERS, INC., a California corporation ("APP").

                                R E C I T A L S
                                - - - - - - - -

     A. ABI owns approximately 85% of the equity securities of APP, and certain officers and directors of APP are officer or directors, or both, of ABI.

     B. ABI is engaged, or proposes to be engaged, in the ABI Operations (as defined below), and APP is engaged, or proposes to be engaged, in the APP Operations (as defined below); in certain respects, the ABI Operations may be similar to, or may compete with, the APP Operations.

     C. It is anticipated that the parties may enter a license agreement (the "APP/ABI License Agreement"), pursuant to which ABI may license to APP certain
 -------------------------
rights with respect to certain of ABI's products.

     D. Each party hereto desires to confirm and clarify in writing its agreements and understandings as to the operations and activities of the other party (and certain of their respective officers and directors).

     E. The board of directors of each party hereto have approved this Agreement.

                                   AGREEMENT
                                   ---------


     NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions. Unless otherwise defined herein, the capitalized terms
          -----------
used in this Agreement shall have the meanings assigned to such terms in this
Section 1.

          "ABI Board" shall mean the board of directors of ABI.
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          "ABI Business Opportunity" shall mean any business opportunity that
           ------------------------
may be presented to either Dual Officer relating to the development, manufacture, and/or distributions of Proprietary Products that are in pre-clinical, Phase I or Phase II stage of development at the time the opportunity is presented to such Dual Officer.

          "ABI Operations" shall mean the research, development, manufacture,
           --------------
marketing, distribution or sale of Proprietary Products; including, without
                                                         ----------
limitation, (i) the Proprietary Products currently being developed by ABI, (ii) Proprietary Products that may be acquired and/or developed by ABI after the date of this Agreement through research, acquisition, license or otherwise and (iii) any Proprietary Products that are similar to or compete with any generic or other pharmaceutical products that are marketed or sold by APP; but excluding
                                                                    ---------
the research, development, manufacture, marketing, distribution or sale of generic pharmaceutical products.

          "APP Board" shall man the board of directors of APP.
           ---------

          "APP Business Opportunity" shall mean any business opportunity that
           ------------------------
may be presented to either Dual Officer relating to the development, manufacture, and/or distributions of (i) generic biological or pharmaceutical products, or (ii) Proprietary Products that have completed Phase II or have entered into Phase III stage of development at the time the opportunity is presented to such Dual Officer.

          "APP Operations" shall mean
           --------------

               (i) the research, development, manufacture, marketing, distribution or sale of generic biological or pharmaceutical products; including, without limitation, (x) the generic pharmaceutical products currently
---------
being marketed and sold by APP, (y) the generic pharmaceutical products covered by ANDAs that have been filed by, or currently proposed to be filed by APP, and
(z) any generic biological or pharmaceutical products that are similar to or compete with any of the products that are currently being developed by ABI;

               (ii) the activities of APP contemplated by the APP/ABI License Agreement (or under any subsequent written agreement between ABI and APP);

               (iii) the acquisition from third parties of development, manufacturing or distribution rights to branded pharmaceutical products; or

               (iv) the acquisition of companies that are developing branded pharmaceutical products and the continued development of those products.

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          "Dual Officers" shall mean (i) Patrick Soon-Shiong, (ii) Derek Brown
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and (iii) any other person who may be designated as a Dual Officer for purposes of this Agreement by the APP Board and the ABI Board.

          "Proprietary Products" shall mean branded, proprietary and/or novel
           --------------------
delivery forms of biological or branded, proprietary and/or novel delivery forms of pharmaceutical products.

     2.   Acknowledgements and Agreements of APP. APP acknowledges to and agrees
          --------------------------------------
with ABI as follows (subject to Section 4 hereof):

          a. The APP Board has determined that APP currently does not intend to engage in any of the ABI Operations (except to the extent that such activities are also included in APP Operations), and none of the ABI Operations constitutes a "business opportunity" of APP (even if ABI's conduct of the ABI Operations competes with the APP Operations or otherwise adversely affects APP); provided, that nothing in this Agreement shall prohibit the APP Board from
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subsequently determining to engage in the ABI Operations or any other activity.

          b. Except as set forth on Exhibit A hereto or may otherwise be agreed in writing by the parties, the Dual Officers may (i) engage, on behalf of ABI, in the ABI Operations, (ii) devote such time and effort to the ABI Operations as they deem appropriate, (iii) apportion their business time and effort between ABI and APP in such manner as they deem appropriate, in each case without any liability or obligation to APP or its shareholders; provided, that
                                                                --------
nothing in this Agreement shall affect the right of the board of directors of APP to remove the Dual Officers as officers of APP at any time.

          c. Except as may be required under the APP/ABI License Agreement, no Dual Officer shall have any obligation to disclose to APP (or the directors of APP) any information regarding the ABI Operations.

          d. Each Dual Officer may receive a salary or other remuneration from either or both of APP and ABI.

          e. To the extent that a Dual Officer presents an ABI Business Opportunity to the ABI Board without first presenting that ABI Business Opportunity to the APP Board, such ABI Business Opportunity shall not be deemed to be a "corporate opportunity" of APP; except that if the ABI Board declines
                                        ------ ----
the ABI Business Opportunity, the Dual Officer may offer such ABI Business Opportunity to the APP Board.

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          f.   Except as may otherwise be agreed to in writing by the parties
(in the sole discretion of their respective boards of directors), neither ABI nor any of its shareholders shall have any duty or obligation to provide any financial or other resources to APP.

     3.   Acknowledgements and Agreements of ABI. ABI acknowledges to and agrees
          --------------------------------------
with APP as follows (subject to Section 4 hereof):

          a. The board of directors of ABI has determined that ABI currently does not intend to engage (except indirectly through APP or to the extent that such activities are also included as ABI Operations) in any of the APP Operations, and none of the APP Operations constitutes a "business opportunity" of ABI (even if APP's conduct of the APP Operations competes with the ABI Operations or otherwise adversely affects ABI); provided, that nothing in this
                                                --------
Agreement shall prohibit the ABI Board from subsequently determining to engage in the APP Operations or any other activity.

          b. Except as set forth on Exhibit A hereto or may otherwise be agreed in writing by the parties, the Dual Officers may (i) engage, on behalf of APP, in the APP Operations, (ii) devote such time and effort to the APP Operations as they deem appropriate, and (iii) apportion their business time and effort between ABI and APP in such manner as they deem appropriate, in each case without any liability or obligation to ABI or its shareholders; provided, that
                                                                --------
nothing in this Agreement shall affect the right of the board of directors of ABI to remove the Dual Officers as officers of ABI at any time.

          c. Except as may be required under any APP/ABI License Agreement, no Dual Officer shall have any obligation to disclose to ABI (or the directors of ABI) any information regarding the APP Operations.

          d. Each Dual Officer may receive a salary or other remuneration from either or both of APP and ABI.

          e. To the extent that a Dual Officer presents an APP Business Opportunity to the APP Board without first presenting that APP Business Opportunity to the ABI Board, such APP Business Opportunity shall not be deemed to be a "corporate opportunity" of ABI; except that if the APP Board declines
                                        ------ ----
the APP Business Opportunity, the Dual Officer may offer such APP Business Opportunity to the ABI Board.

          f. Except as may otherwise be agreed to in writing by the parties (in the sole discretion of their respective boards of directors), neither APP nor any of its shareholders shall have any duty or obligation to provide any financial or other resources to ABI.

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     4.   Releases.
          --------

          a. Effective as of the date hereof, APP, for itself and for all others who may claim through it, knowingly and voluntarily releases, ABI and each Dual Officer from any claim arising out of the pursuit by ABI of an y business opportunity conceived by a Dual Officer for the benefit of ABI or otherwise presented to ABI by a Dual Officer from APP's incorporation through the date of this Agreement.

          b. Effective as of the date hereof, ABI, for itself and for all others who may claim through it, knowingly and voluntarily releases, APP and each Dual Officer from any claim arising out of the pursuit by APP of any business opportunity conceived by a Dual Officer for the benefit of APP or otherwise presented to APP by a Dual Officer from APP's incorporation through the date of this Agreement.

     5.   Limitations.
          -----------

          a. Nothing in Section 2 above shall constitute an authorization or approval by APP of any use or disclosure by ABI (or any Dual Officer on behalf of or for the benefit of ABI) of any trade secret or confidential information of APP.

          b. Nothing in Section 3 above shall constitute an authorization or approval by ABI of any use or disclosure by APP (or any Dual Officer on behalf of or for the benefit of APP) of any trade secret or confidential information of ABI.

     6.   Governing Law.  This Agreement shall be governed by and construed
          -------------
and enforced in accordance with the internal substantive laws (and not the laws of conflicts) of the State of California.

     7.   Entire Agreement. This Agreement constitutes the whole agreement of
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the parties hereto in reference to any of the matters or things herein provided for or hereinabove discussed all prior agreements, promises, representations and understandings relative thereto being herein merged.

     8.   Amendments; Waivers.  This Agreement may be amended, modified,
          -------------------
superseded, canceled, renewed or extended and the terms or covenants of this Agreement may be waived only by a written instrument executed by the parties to this Agreement or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further

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or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

     9.   Severability.  Any provision of this Agreement that is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    10.   Headings. The headings of the Sections and paragraphs of this
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Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

     11.  Attorneys' Fees. If either party to this Agreement seeks to enforce
          ---------------
his or its rights under this Agreement, the prevailing party shall be entitled to recover reasonable fees, costs and expenses incurred in connection therewith including, without limitation, the fees, costs and expenses of attorneys, accountants and experts, whether or not litigation is instituted, and including such fees, costs and expenses of appeals.

     12.  Arbitration. At the option of any party hereto, any and all disputes
          -----------
or controversies, whether of law or fact and of any nature whatsoever arising from or respecting this Agreement, shall be decided by binding arbitration in accordance with Title 9 of the United States Code and the Commercial Arbitration Rules of the American Arbitration Association (the "Association"). If the parties are unable to agree upon a single arbitrator, the arbitrator shall be a single, independent arbitrator selected by the Association. Arbitration shall take place at Los Angeles, California, or any other location mutually agreeable to the parties. The decision of the arbitrator shall be final and binding upon all parties hereto and all persons claiming under and through them and judgment thereon may be entered by any court of competent jurisdiction. The fees and expenses of the arbitrator shall be paid equally by the parties to such arbitration.

     13.  Term. The term of the Agreement runs from execution through December
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31, 2013.

                           [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                      AMERCIAN BIOSCIENCE, INC.


                      By: /s/ Patrick Soon-Shiong, M.D.
                         ---------------------------------

                      Its: President
                          --------------------------------

                      AMERICAN PHARMACEUTICAL PARTNERS, INC.



                      By: /s/ Jeffery M. Yordon
                         ---------------------------------


                      Its: Co-Chief Operating Officer
                          --------------------------------

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                                   EXHIBIT A

                   RESTRICTIONS/OBLIGATIONS OF DUAL OFFICERS
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     1.   APP and ABI acknowledge and agree that:

          (i) it is the expectation of APP that for a period of 6 months after the date hereof (or, if earlier, until the date he is no longer and officer or director of APP), Patrick Soon Shiong shall devote at least an average of 25 hours per week (as determined on a quarterly basis) (subject to absences for illness or disabilities) to the APP Operations (which for this purpose shall include any attention to the development or commercialization of any ABI technologies or products which have been licensed to APP under the ABI/APP License Agreement), and Dr. Soon-Shiong may in his discretion to devote a greater time to the APP Operations (but is not expected by APP to spend such greater time) and

          (ii) Dr Soon-Shiong may devote business time and effort to APP in a manner consistent with clause (i.).

     2.   APP and ABI acknowledge and agree that:

          (i) it is the expectation of APP that for so long as Derek Brown is an officer or director of APP, he shall devote at least an average of 35 hours per week (as determined on a quarterly basis) (subject to absences for illness or disabilities) to the APP Operations (which for this purpose shall include any attention to the development or commercialization of any ABI technologies or products which have been licensed to APP under the ABI/APP License Agreement), and Mr. Brown may in his discretion to devote a greater time to the APP Operations (but is not expected by APP to spend such greater time) and

          (ii) Mr. Brown's may devote business time and effort to APP in a manner consistent with clause (i).

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